EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C.SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony Jurak, Chief Executive Officer and Chief Accounting Officer (principal executive officer) of Lifequest World Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

a)    the annual report on Form 10-KSB of the Company for the year ended May 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 10, 2007

/s/ Anthony Jurak ____
Anthony Jurak
Chairman, Chief Executive Officer,
Acting Chief Accounting Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.